U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 31, 2001

SAN Holdings, Inc.
Exact Name of Registrant as Specified in its Charter

                                              Colorado                                                                                                      84-0907969
                                  (State of incorporation)                                                                            (I.R.S. Employer Identification No.)

Commission File Number 0-16423

900 West Castleton Road, Suite 210, Castle Rock, CO 80104
Address of Principal Executive Office, Including Zip Code

(303) 660-4633
Registrant’s Telephone Number, Including Area Code

ITEM 9. REGULATION FD DISCLOSURE

The Company announced today that it will hold a conference call on Thursday January 3, 2002 to discuss business developments, forward outlook, and details regarding the ITIS Services, Inc. acquisition. Conference call information is as follows:

                                                                      1:30 p.m. Pacific
                                                                      2:30 p.m. Mountain
                                                                      3:30 p.m. Central
                                                                      4:30 p.m. Eastern

To access the call dial: 888-881-4892 five minutes before start time. International callers access number is 416-640-4127.You may also access the call via the Internet at http: www.sanz-inc.com OR http://www.viavid.com/detailpage.asp?sid=1015 Web cast users should log in 15 minutes prior to call for registration. Questions before the call should be directed to the Liolios Group at 949-574-3860. There is a 24-hour replay available by dialing 877-289-8525 [for international callers, 416-640-1917]. The reservation number to reference is #160710 from Thursday, January 3, 2002 at 6:30 eastern to Saturday, January 5, 2002 at 11:59 Eastern.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                              SAN HOLDINGS, INC.

Dated:  December 31, 2001                               By:  /s/ John Jenkins
                                                                                             John Jenkins, CEO & President